SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 FORM 8-K

                              Current Report


                    Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934




 Date of Report (date of earliest event reported):  February 13, 2004



                           II-VI INCORPORATED
          (Exact name of registrant as specified in its charter)




        Pennsylvania             0-16195          25-1214948
(State or other jurisdiction   (Commission      (IRS Employer
      of incorporation)        File Number)  Identification Number)




        375 Saxonburg Boulevard, Saxonburg, Pennsylvania      16056
           (Address of principal executive offices)        (ZIP Code)



    Registrant's telephone number, including area code:  724-352-4455


      Former name or former address, if changed, since last report:
                             Not Applicable















Item 5.  Other Events And Required FD Disclosure

     On February 13, 2004, II-VI Incorporated (the "Company") issued a press release entitled, "II-VI Incorporated Terminates Shareholder Rights Plan."

     The full text of the Company's press release is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.








                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    II-VI INCORPORATED
                                    (Registrant)



Date:  February 13, 2004            By:  /s/ Carl J. Johnson
                                             Carl J. Johnson
                                    Chairman and Chief Executive Officer



Date:  February 13, 2004            By:  /s/ Craig A. Creaturo
                                             Craig A. Creaturo
                                      Chief Accounting Officer
                                           and Treasurer








                              EXHIBIT INDEX


Exhibit No.               Description

  99.1                    Press Release